Exhibit 99.1










                                                               August 6, 2004




FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                        ANNOUNCES SIX MONTH 2004 RESULTS



Leucadia National Corporation (LUK - NYSE and PCX) today announced its operating results for the six month period ended June 30, 2004. Net income was $22,023,000 or $.31 per diluted common share for the six month period ended June 30, 2004 compared to net income of $1,631,000 or $.03 per diluted common share for the six month period ended June 30, 2003. Net income per share included $.03 and $.07 of income from discontinued operations for the six month 2004 and 2003 periods, respectively.

For more information on the Company's results of operations for the first half of 2004, please see the Company's Form 10-Q for the six months ended June 30, 2004, which was filed with the Securities and Exchange Commission today.

           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                (In thousands, except earnings per share amounts)
                                   (Unaudited)



                                                                      For the Three Month            For the Six Month
                                                                     Period Ended June 30,         Period Ended June 30,
                                                                     ---------------------         ---------------------
                                                                      2004            2003           2004           2003
                                                                      ----            ----           ----           ----

Revenues                                                           $  571,292      $  67,330     $1,083,067       $124,229
                                                                   ==========      =========     ==========       ========

Net securities gains (losses)                                      $   52,346      $  (2,091)    $   61,618       $    214
                                                                   ==========      =========     ==========       ========

Income (loss) from continuing operations before income
   taxes, minority expense of trust preferred securities and
   equity in income (losses) of associated companies               $   23,879      $  11,669     $  (11,781)      $  7,468

Income tax provision (benefit)                                         (3,889)         1,348         (3,616)          (138)
                                                                   ----------      ---------     ----------       --------

Income (loss) from continuing operations before minority
   expense of trust preferred securities and equity in income
   (losses) of associated companies                                $   27,768      $  10,321     $   (8,165)      $  7,606
                                                                   ==========      =========     ==========       ========

Equity in income (losses) of associated companies, net of taxes    $    4,151      $   2,542     $   28,132       $ (7,148)
                                                                   ==========      =========     ==========       ========

Income (loss) from continuing operations                           $   31,919      $  11,483     $   19,967       $ (2,303)
                                                                   ==========      =========     ==========       ========

Income from discontinued operations, net of taxes                  $    2,056      $   3,934     $    2,056       $  3,934
                                                                   ==========      =========     ==========       ========

   Net income                                                      $   33,975      $  15,417     $   22,023       $  1,631
                                                                   ==========      =========     ==========       ========

Basic earnings (loss) per common share:
Income (loss) from continuing operations                               $  .45         $  .19         $  .28         $ (.04)
Income from discontinued operations                                       .03            .07            .03            .07
                                                                       ------         ------         ------         ------
   Net income                                                          $  .48         $  .26         $  .31         $  .03
                                                                       ======         ======         ======         ======

Number of shares in calculation                                        70,880         59,630         70,863         59,624
                                                                       ======         ======         ======         ======

Diluted earnings (loss) per common share:
Income (loss) from continuing operations                               $  .44         $  .19         $  .28         $ (.04)
Income from discontinued operations                                       .03            .07            .03            .07
                                                                       ------         ------         ------         ------
   Net income                                                          $  .47         $  .26         $  .31         $  .03
                                                                       ======         ======         ======         ======

Number of shares in calculation                                        75,299         60,069         71,478         59,624
                                                                       ======         ======         ======         ======



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